Exhibit 10.45

CORPORATE GUARANTEE

PART 1

THIS GUARANTEE is given the 15th day of December, 2014 by CAMAC ENERGY INC., incorporated in Delaware, United States of America, and having its office at 1330 Post Oak Boulevard, Suite 2250, Houston, TX 77056 (hereinafter referred to as “the Guarantor” which expression shall, wherever the context so admits, include its successors in title and assigns), to ZENITH BANK PLC incorporated under the laws of the Federal Republic of Nigeria and having its office at Plot 84, Ajose Adeogun Street, Victoria Island, Lagos (hereinafter referred to as “the Bank”, which expression shall wherever the context so admits, include its successors in title and assigns).

WHEREAS the Bank has agreed to grant to CAMAC PETROLEUM LIMITED (hereinafter referred to as “the Borrower” which expression shall wherever the context so admits, include its successors in title and assigns) a loan/banking facility in the maximum principal sum of N8,118,088.75 (Eight Million, One Hundred and Eighteen Thousand, Eighty-eight Naira, Seventy-five Kobo only) subject to the Guarantor giving to the Bank in writing a Guarantee as hereinafter appearing.

NOW THEREFORE THIS GUARANTEE WITNESSETH as follows:

1.	Continuing Guarantee and Obligations covered:

The Guarantor hereby absolutely and unconditionally guarantees, on a continuing basis, to the Bank the prompt payment to it when due (whether at maturity, by acceleration or otherwise) and at all times thereafter, of any and all of the Borrower’s liabilities and obligations which now or may hereafter from time to time become owing to the Bank by the Borrower either solely or jointly with any others in respect of loans/banking facilities granted to the Borrower by the Bank up to the maximum principal sum of N8,118,088.75 (Eight Million, One Hundred and Eighteen Thousand, Eighty-eight Naira, Seventy-five Kobo only) together with all interest, commissions, discounts and other bankers' charges, including legal charges occasioned by or incidental to this or any other security for the afore- mentioned liabilities and obligations or the enforcement of this or any such other security, the interest aforesaid being payable as well after as before any judgment and all such liabilities and obligations of the Borrower to the Bank now or hereafter existing being hereinafter referred to as “the obligations”.

2.	Extensions of Obligations and Primary Liability:

The obligations shall include all renewals, extensions and modifications of any indebtedness or liability of the Borrower in respect of the obligations.  The undersigned agrees that its liability hereunder shall be that of one primarily liable on the obligations and not merely that of surety.

3.	Waivers by the Guarantor:

The undersigned hereby waives notice of acceptance of this continuing Guarantee, notice of any and all of the obligations, and notice upon the making or granting by the Bank at any time of any and all renewals, extensions or modification of any of the obligations.  The undersigned also waives notice of any default by the Borrower in payment of, or performance under, any of the obligations, as well as presentment, protest, notice of dishonour, and demand for payment of any of the obligations.  In addition, the undersigned waives any right to compel the Bank to sue upon, enforce payment for, or take action on default in respect of, any or all of the obligations.

4.	Banks Indulgencies, Forbearances and Consent to Borrower’s Action or Omission, Application of Borrower's Payments:

The undersigned hereby agrees that the Bank may, from time to time, and without notice to the undersigned, grant indulgences or forbearances to the Borrower which, in the absence of its consent, constitutes a breach or may be deemed to constitute a breach of the agreement of the Borrower respecting any or all of the obligations.  Similarly from time to time, without notice to or consent of the undersigned, the Bank may give its consent to any action or omission of the Borrower which, in the absence of such consent, constitutes a breach or may be deemed to constitute a breach of the agreements of the Borrower with respect to any or all of the obligations.  The Bank may grant any and all renewals, extensions, modifications, indulgences, forbearances or consents with or without consideration, and on such terms and conditions as may be acceptable to it, without in any manner affecting or impairing the liability of the undersigned hereunder.

The undersigned further agrees that the Bank is hereby irrevocably authorised and empowered to apply to the satisfaction of the obligations, as it may see fit, and payment or payments made to it by the Borrower.

5.	Other Security:
(i)	From time to time, the Bank may take any or all of the following actions without notice to, or consent of the undersigned:
(a)	retain or obtain a security they hold securing any of the obligations, or securing any obligation under this continuing guarantee;
(b)

subordinate, compromise or release any security they hold securing any of the obligations, or securing any obligation under this continuing guarantee or permit substitution or exchange for such security;

(c)	retain or obtain the primary or secondary liability of any other party or parties with respect to any of the obligations;
(d)

subordinate, waive, compromise or release any liability of any nature of any other party or parties with respect to the obligations, or any security for such obligations, on such terms and conditions as may be deemed acceptable to the Bank, and

(e)

resort to the undersigned for payment of any of the obligations, whether or not the Bank shall have resorted to any property securing any of the obligations or any obligation under this continuing guarantee and whether or not the Bank shall have proceeded against any other party primarily or secondarily liable on the obligations.

(f)	debit the Guarantor’s account and/or appropriate sums therein to cover or meet the extent of any loss or liability arising from this guarantee.
(g)

debit any of the Guarantor’s account in its name or any subsidiary or sister company with any sums payable hereunder without prior reference to the Guarantor set off the Guarantor’s liability or any amounts due by the Guarantor hereunder against any money standing to the Guarantor’s account or accounts referred to in these presents and retain as security for amounts due any shares stock or other security or interest in securities held by the bank for safe keeping or otherwise.

(ii)

No collateral or other security which may now or hereafter be held by the Bank for all or any part of the moneys or liabilities hereby guaranteed nor the liability to which the Bank may otherwise be entitled nor the liability of any person or persons not parties hereto for all or any part of the moneys or liabilities hereby secured shall be in any way prejudiced or affected by this guarantee.

(iii)

The liability of the Guarantor hereunder shall not be affected by any failure by the Bank to take any security or by any invalidity of any security taken or by any existing or future agreement by the Bank as to the application of any advances made or to be made to the Borrower.

(iv)

This guarantee shall be in addition to any other guarantee or other security for the Borrower which the Bank may now or hereafter hold whether from the Guarantor hereunder or otherwise and on discharge by payment or otherwise shall remain the property of the Bank.

6.	Bank's Set-off:
(1)

In addition to any other right which the Bank may have hereunder at law or in equity, if any of the circumstances of insolvency (as defined in this Clause) shall occur, or if any liability of the undersigned under this continuing guarantee shall become due and owing for any reason, then the Bank may apply against the liability of the undersigned under this continuing guarantee any or all present and future credit balances of the undersigned in whatever currency or currencies as may be held by the Bank, its branches or subsidiaries, and in addition, the Bank may so apply any other present or future claim of the undersigned against the Bank, its branches or subsidiaries.

The term “Circumstances or Insolvency” as used in this instrument shall mean any situation in which the Borrower shall make an assignment for the benefit of creditors, or shall make a composition for the benefit of creditors or shall be the subject of any proceeding or petition with a view to its being wound up (provided however, that where involuntary, such proceeding or petition shall be covered by this Clause only if it shall remain undismissed for thirty (30) days or be consented to by the Borrower); or any order shall be made for winding up the Borrower, or a petition, shall be approved in any of the foregoing proceedings or their equivalences in any jurisdiction.

(2)

The Bank shall so long as any moneys or liabilities due or incurred by or from the Borrower to the Bank remain unpaid or undischarged have a lien or a right of set-off therefore on all moneys now or hereafter standing to the credit of or assets now or hereafter lodged with or under the control of the Bank by the Guarantor, whether any current or other account.

7.	Certain Rights of Guarantor Subordinated or held in Trust:
(1)

Until all moneys and liabilities due or incurred by or from the Borrower to the Bank shall have been paid or discharged, the Guarantor shall not, by paying off any sum recoverable hereunder or by any other means or on any other ground, claim any set-off or counterclaim against the Borrower in respect of any liability on the part of the Guarantor to the Borrower or claim or prove in competition with the Bank in respect of any payment by the Guarantor hereunder or be entitled to claim or have the benefit of any set-off, counterclaim or proof against or dividend, composition or payment by the borrower or its estate or in the liquidation of the Borrower or the benefit of any other security which the Bank may now or hereafter hold for any moneys or liabilities due or incurred by the Borrower to the Bank or to have any share therein.

(2)

Any security now or hereafter held by or for the Guarantor from the Borrower in respect of the liability of the Guarantor hereunder shall be held in trust for the Bank and as security for the liability of the Guarantor hereunder and shall forthwith be deposited by the Guarantor with the Bank for that purpose.

8.	Bank may open New and Suspend Accounts:
(1)

In the event of this guarantee ceasing from any cause whatsoever to be binding as a continuing security on the Guarantor or its successors in title, the Bank shall be at liberty without thereby affecting its rights hereunder to open a fresh account or accounts and to continue any then existing accounts with the Borrower and no moneys paid into any such fresh account or accounts with the Borrower and no moneys paid into any such fresh account or accounts by or on behalf of the Borrower and subsequently drawn out shall on settlement of any claim in respect of this Guarantee be appropriated towards or have the effect of payment of a part of the moneys due from the Borrower at the time of this guarantee ceasing to be so binding or interest thereon unless the persons paying in such moneys shall at the time in writing direct the Bank specially so to appropriate the same.

(2)

Any money received hereunder may be placed and kept to the credit of a suspense account for so long as the Bank thinks fit without any obligation in the meantime to apply the same or any part thereof in or towards the discharge of any moneys or liabilities due or incurred by or from the Borrower to the Bank.  Notwithstanding any such payment, in the event of any proceedings in or analogous to liquidation, composition or arrangement, the Bank may prove for and agree to accept any dividend or composition in respect of the whole or any part of such moneys and liabilities in the same manner, as if this Guarantee had not been given.

9.	Government Actions Respecting Obligations and Security; Rescinded Payments; Changes and Event of Invalidity:
(1)

No statute, regulation, decree, judicial finding or other governmental act which purports, for any reasons, to amend, reduce or otherwise affect any of the obligations, shall affect, impair, or be a defence to, this continuing guarantee or the amounts due hereunder.  If, in connection with the occurrence of any of the circumstances of insolvency as previously defined, or otherwise, any payment to the Bank on any of the obligations shall be rescinded or shall be required to be restored or returned by it, this continuing guarantee shall continue in effect and immediately re-attach or be re-instated, as though such payment to the Bank had not been made.

(2)

This continuing guarantee shall be binding on the Guarantor and its successors and assigns notwithstanding any change in the name, style or constitution of the Borrower or any liquidation, absorption, amalgamation or reconstruction of the Borrower and notwithstanding that the borrowing or incurring of any of the obligations may be invalid or in excess of the powers of the Borrower or of any director, attorney, agent or other persons purporting to borrow or act on behalf of the Borrower and notwithstanding any other irregularity in such borrowing or incurring the obligations.

10.	No Waiver of Bank's Right:

No failure on the part of the Bank to exercise, and no delay in exercising any right, remedy, power or privilege under the obligations or under this continuing guarantee shall operate as a waiver thereof and no single or partial exercise of any such right, remedy, power or privilege shall preclude any other or further exercise of any right, remedy, power or privilege.  No waiver whatever shall be valid unless in writing signed by the parties and then only to the extent specifically set-forth in such writing.

11.	Notices, Demands and Certificates:
(1)

Any notice or other demand required to be given by the Bank hereunder may be given or made by leaving the same or sending it by pre-paid post addressed to the Guarantor at its last known place of business and a notice or demand so given or made shall be deemed to be given or made on the day it was so left or seventy-two (72) hours following that on which it was posted, as the case may be.

(2)

A certificate by an officer of the Bank as to the moneys and liabilities for the time being due or incurred to the Bank from or by the Borrower and as to the service or receipt of any notice hereunder shall be conclusive evidence in any legal proceedings against the Guarantor or his successors in title.

12.	Succession and Transfer:

This continuing guarantee shall bind the undersigned and its successors and assigns, and shall ensure for the benefit of the Bank and its successors and assigns; provided that no assignment of any of the Guarantor's obligations hereunder shall be valid without the prior written consent of the Bank.

13.	Interpretation of Security/Account:

In this guarantee, where the context allows, the expression “security” shall be deemed to include a judgment, specialty, guarantee, indemnity, negotiable and other instruments and securities of every kind.

The expression “the account” shall include any account of the Guarantor with the bank and whether current deposit loan savings or of any other nature whatsoever and at any branch of the bank and the Guarantor further authorises the bank at its discretion to combine any two or more accounts at any time and without giving notice to the Guarantor.

14.	Law to Apply:

This continuing guarantee is made under and shall be construed in accordance with and governed by the laws of the Federal Republic of Nigeria.

15.	Jurisdiction for Proceedings:

The undersigned agrees that an action to enforce this continuing guarantee may be (but is not required to be) brought in any court of competent jurisdiction in the Federal Republic of Nigeria.  Nothing herein contained shall affect the right of the Bank to bring any suit or proceeding in any other jurisdiction in addition to or in lieu of such action as is referred to in this Clause.

The COMMON SEAL OF THE WITHIN NAMED

Guarantor, CAMAC ENERGY INC.

was affixed hereunto in the presence of:

/s/ Earl W. McNiel	/s/ Nicolas J. Evanoff
AUTHORIZED PERSON	SECRETARY

State of Texas	§
§
County of Harris	§

This instrument was acknowledged before me on December 15, 2014 by Earl W. McNiel, Senior Vice President and Chief Financial Officer and by Nicolas J. Evanoff, Senior Vice President, General Counsel and Secretary, both of CAMAC Energy Inc., a Delaware corporation, on behalf of said corporation.

(Personalized Seal)
/s/ Melisa Jacobs
Notary Public Signature

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